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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              IKONICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                               IKONICS CORPORATION
                                4832 GRAND AVENUE
                             DULUTH, MINNESOTA 55807
                                 (218) 628-2217

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 28, 2005.

      The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

      We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.

                                                    Sincerely,

                                                    /s/ William C. Ulland

                                                    William C. Ulland
                                                    Chairman of the Board

March 25, 2005

                               IKONICS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 2005

      The Annual Meeting of Shareholders of IKONICS Corporation will be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 28, 2005 for the following purposes:

      1.    To elect six directors for a one-year term.

      2. To ratify the selection of McGladrey & Pullen, LLP as IKONICS Corporation's independent registered public accounting firm for the year ending December 31, 2005.

      3. To transact such other business as may properly be brought before the meeting.

      The Board of Directors has fixed March 10, 2005 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

      YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID REPLY ENVELOPE AS QUICKLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                                     By Order of the Board of Directors,

                                     /s/ Jon Gerlach

                                     Jon Gerlach
                                     Secretary

Duluth, Minnesota
March 25, 2005

                                 PROXY STATEMENT

                               GENERAL INFORMATION

      The enclosed proxy is being solicited by the Board of Directors of IKONICS Corporation, a Minnesota corporation ("IKONICS" or the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on April 28, 2005 at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, and at any adjournments thereof. Only shareholders of record at the close of business on March 10, 2005 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

      The address of the principal executive office of the Company is 4832 Grand Avenue, Duluth, Minnesota 55807 and the telephone number is (612) 628-2217. The mailing of this Proxy Statement and the Board of Directors' form of proxy to shareholders will commence on or about March 25, 2005.

      The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, regular or electronic mail, or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

      The Common Stock of the Company, par value $.10 per share, is the only authorized and issued voting security of the Company. At the close of business on March 10, 2005 there were 1,942,745 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

      A plurality of the votes cast is required for election of the director nominees listed under "Election of Directors" in this Proxy Statement. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required to ratify the selection of the Company's independent registered public accounting firm. A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on such matter at the meeting and is in effect a negative vote with respect to the proposal relating to ratification of the Company's independent registered public accounting firm. However, a shareholder (including a broker) who does not give authority to vote, or withholds authority to vote, on any proposal shall not be considered present and entitled to vote on such proposal.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth, as of February 20, 2005, the number of shares of Common Stock beneficially owned by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each executive officer named in the Summary Compensation Table, by each director, and by all officers and directors as a group. All persons have sole voting and dispositive power over such shares unless otherwise indicated.

             NAME AND ADDRESS                   NUMBER         PERCENTAGE OF
          OF BENEFICIAL OWNER(1)               OF SHARES    OUTSTANDING SHARES
------------------------------------------    ----------    ------------------
Directors and executive officers:
   William C. Ulland                          236,250(2)         12.01%
   Charles H. Andresen                         31,578(3)          1.62
   Gerald W. Simonson                         117,923(4)          6.05
   David O. Harris                             94,190(5)          4.83
   Rondi Erickson                              11,513(6)             *
   Leigh Severance                            200,079(7)         10.29
   Claude P. Piguet                            23,175(8)          1.19

   All directors and executive officers as    751,749(9)         36.24
   a group (11 persons, including those
   named above)

------------------
*     Less than one percent.

(1) The address for each of the persons listed below in 4832 Grand Avenue, Duluth, Minnesota 55807.

(2) Includes options to purchase 33,450 shares of Common Stock exercisable within 60 days of February 20, 2005.

(3) Includes options to purchase 16,543 shares of Common Stock exercisable within 60 days of February 20, 2005.

(4) Includes options to purchase 14,543 shares of Common Stock exercisable within 60 days of February 20, 2005.

(5) Includes options to purchase 16,943 shares of Common Stock exercisable within 60 days of February 20, 2005.

(6) Includes options to purchase 10,013 shares of Common Stock exercisable within 60 days of February 20, 2005.

(7) Includes options to purchase 10,013 shares of Common Stock exercisable within 60 days of February 20, 2005.

(8) Includes options to purchase 7,500 shares of Common Stock exercisable within 60 days of February 20, 2005.

(9) Includes options to purchase 140,354 shares of Common Stock exercisable within 60 days of February 20, 2005.

                              ELECTION OF DIRECTORS

      The business of the Company is managed under the direction of a Board of Directors, with the number of directors fixed from time to time by the Board of Directors. The Board of Directors has fixed at six the number of directors to be elected to the Board at the 2005 Annual Meeting of Shareholders and has nominated the six persons named below for election as directors, each to serve for a one-year term. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees named below.

      Each of the nominees is a current director of the Company and each has indicated a willingness to serve as a director for the one-year term. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

      Following is certain information regarding the nominees for the office of director:

      William C. Ulland, age 64

      Mr. Ulland is Chairman, President and Chief Executive Officer of the Company. He was named IKONICS' Chief Executive Officer in February of 2000 and President in December of 2000. He has been a member of the Company's Board of Directors since 1972 and has served as its Chairman since 1976. Mr. Ulland earned a degree in Geophysical Engineering from the Colorado School of Mines in 1963 and a Master of Science degree in Industrial Administration from Purdue University in 1965. Prior to becoming the Company's Chief Executive Officer, he was involved in mineral development and evaluation as Managing Partner of the American Shield Company and President of Geomines Inc.

      Charles H. Andresen, age 64

      Mr. Andresen was elected as a director of the Company in 1979. Mr. Andresen has been a shareholder in the law firm of Andresen & Butterworth, P.A., in Duluth, Minnesota for the past two years. Prior to being a shareholder in Andresen & Butterworth, P.A., Mr. Andresen was a shareholder in the law firm of Andresen, Haag, Paciotti, & Butterworth, P.A. in Duluth, Minnesota.

      Gerald W. Simonson, age 74

      Mr. Simonson was elected as a director of the Company in 1978. He has been the President of Omnetics Connector Corporation, a manufacturer of microminiature connectors for the electronics industry located in Minneapolis, Minnesota, for more than the past five years.

      David O. Harris, age 70

      Mr. Harris was elected a director of the Company in 1965. He has been President of David O. Harris, Inc., a manufacturer's representative firm in Minneapolis, Minnesota, for more than the past five years.

      Rondi Erickson, age 57

      Ms. Erickson was elected as a director of the Company in 2000. She has been the Chief Executive Officer and a director of Apprise Technologies Inc., a company that develops and sells optical and electronic-based sensor technologies, since October 1999. Prior to joining Apprise, in 1995, Ms. Erickson founded American Science Corporation, a registered FDA manufacturing establishment that provided contract manufacturing and research and development support for a dental pharmaceutical company. Prior to founding American Science, Ms. Erickson founded Bay West, Inc., an environmental services firm, in 1974 and served as its Chief Executive Officer.

      H. Leigh Severance, age 66

      Mr. Severance was elected as a director of the Company in 2000. Mr. Severance has over forty years investment experience as a portfolio manager and security analyst with advisory organizations and a mutual fund, including his own firm, Severance Capital Management, which was founded in 1984 to specialize in micro and small capitalization companies and quantitative portfolio management strategies. He also co-founded Jefferson Capital Management, a large capitalization quantitative investment management company. Prior to 1984, Mr. Severance was a portfolio manager with Cambiar Investors, H.L.Severance,Inc., Founders Asset Management, and J.M. Hartwell & Company. Mr. Severance received a Masters in Business Administration from the University of Chicago in 1963. He also serves on the Board of Directors of Lifeline Therapeutics, Inc. and two private companies.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

      The Board of Directors met four times during fiscal 2004. All incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the periods for which they served as a director. The Company currently has an Audit Committee and a Compensation Committee.

      The Board does not have a Nominating Committee, or any committee performing such function. The Board believes that it is appropriate not to have such a committee because of the role of the whole Board in evaluating nominations of director candidates, and in light of the policy adopted by the Board regarding nomination of director candidates. Each member of the Board of Directors participates in the consideration of director nominees.

      The following is a description of the functions performed by each of the
Committees:

Audit Committee

      The Company's Audit Committee presently consists of Messrs. Simonson (Chairman), Andresen and Harris, and Ms. Erickson. All of the members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. In addition, the Board of Directors has determined that Mr. Simonson is an "audit committee financial expert" as defined by applicable regulations of the Securities and Exchange Commission. The Audit Committee provides assistance to the Board of Directors in fulfilling their duties relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company's financial reports. Among other things, the Audit Committee selects and appoints the Company's independent registered public accounting firm, meets with the independent registered public accounting firm and financial management to review the scope of the audit and the audit procedures and reviews annually the responsibilities of the Audit Committee and recommends to the Board of Directors any changes to these responsibilities. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company's Board of Directors on February 23, 2004. A copy the Audit Committee Charter was included as Exhibit A to the Proxy Statement for the 2004 Annual Meeting of Shareholders. The Audit Committee met four times during fiscal 2004.

Compensation Committee

      The Company's Compensation Committee presently consists of Messrs. Andresen (Chairman), Simonson and Harris. All of the members of the Compensation Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Compensation Committee annually reviews and acts upon the compensation package for the Chief Executive Officer and the Company's other executive officers, and sets compensation policy for the other employees of the Company. In addition, the Compensation Committee acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers the IKONICS Corporation 1995 Stock Incentive Plan. The responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, adopted by the Company's Board of Directors on February 23, 2004. The Compensation Committee met three times during fiscal 2004.

Director Compensation

      Each non-employee director of the Company receives a quarterly retainer of $1,500, plus per meeting fees of $1,000 for each meeting of the Board of Directors attended in person, $450 for each meeting of the Board of Directors attended by telephone, $450 for each committee meeting attended in person and $200 for each committee meeting attended by telephone.

      During 1998, each non-employee director of the Company who beneficially owned not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 4,950 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of grant and will expire seven years from the date of grant.

      On April 26, 1999, each non-employee director of the Company who beneficially owned not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 1,980 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire seven years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 4,950 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire seven years from the date of the grant.

      On April 26, 2000, each non-employee director of the Company received a one-time grant of an option to purchase 2,400 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 7,500 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

      On April 24, 2001, each non-employee director of the Company received a one-time grant of an option to purchase 3,263 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 9,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

      On June 3, 2002, each non-employee director of the Company received a one-time grant of an option to purchase 2,175 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 6,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

      On April 24, 2003, each non-employee director of the Company received a one-time grant of an option to purchase 2,175 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 6,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS AND DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

      The Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board of Directors or specified individual directors by addressing their communication to Chief Financial Officer, IKONICS Corporation, 4832 Grand Avenue, Duluth, Minnesota 55807, by U.S. mail. The communications will be collected by the Chief Financial Officer and delivered, in the form received, to the Board or, if so addressed, to a specified director.

      The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's Annual Meetings of Shareholders. The Company has always encouraged its directors to attend its annual meeting of shareholders and expects to continue this policy. In 2004, four Company directors attended the Company's Annual Meeting of Shareholders.

PROCEDURES REGARDING DIRECTOR CANDIDATES RECOMMENDED BY SHAREHOLDERS

      Nominations of director candidates are made by the Board as a whole, and the Board has adopted a policy that contemplates shareholders recommending director candidates. The Board of Directors is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual Board members, as well as the composition of the Board as a whole, in the context of the needs of the Company. The Board will review all nominees for director and select those nominees whose attributes it believes would be most beneficial to the Company. This assessment will include such issues as experience, integrity, competence, diversity, skills, and dedication in the context of the needs of the Board.

      The Board will consider director candidates recommended by shareholders in the same manner that it considers all director candidates. Director candidates must meet certain minimum qualifications established by the Board from time to time, and the Board will assess the various director traits discussed above. Shareholders who wish to suggest qualified candidates to the Board should write to the Office of the Corporate Secretary of IKONICS Corporation, at 4832 Grand Avenue, Duluth, Minnesota 55807, stating in detail the candidate's qualifications for consideration by the Board.

                          REPORT OF THE AUDIT COMMITTEE

      The role of the Company's Audit Committee, which is composed of four independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent registered public accounting firm.

      On November 18, 2004, both the Audit Committee and the full Board of Directors unanimously approved the retention of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm. The Audit Committee has
(i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2004 with the Company's management; (ii) discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); (iii) received the written disclosures and the letter from the Company's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent registered public accounting firm the independent registered public accounting firm's independence.

      Based on the review and discussions with management and the Company's independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                                   AUDIT COMMITTEE
                                   Gerald W. Simonson, Chairman
                                   Charles H. Andresen
                                   David O. Harris
                                   Rondi Erickson

PRINCIPAL ACCOUNTING FIRM FEES

      The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP for the audit of the Company's annual financial statements for 2004, and fees billed for other services rendered by McGladrey & Pullen, LLP and RSM McGladrey, Inc.

                          2004      2003
                        --------   -------
Audit Fees(1)           $ 52,000   $41,000
Audit-Related Fees(2)      3,000    13,000
Tax Fees(3)               52,000    19,000
All Other Fees                 0         0
                        --------   -------
Total                   $107,000   $73,000
                        ========   =======

--------------
(1) Audit Fees in 2004 and 2003 consist of fees for professional services rendered for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports

(2) Audit-Related Fees are fees principally for professional services rendered for the agreed upon procedures performed during a 2003 fraud investigation, accounting assistance throughout the year and Sarbanes-Oxley compliance discussions.

(3) Tax Fees consists of compliance fees for the preparation of original and amended tax returns. Tax fees for 2004 also include fees related to state and local tax compliance advice.

      The Audit Committee's current practice on pre-approval of services performed by the independent registered public accounting firm is to approve annually all audit services and, on a case-by-case basis, all permitted non-audit services to be provided by the independent registered public accounting firm during the fiscal year. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor's independence. In addition, the Audit Committee may pre-approve other non-audit services during the year on a case-by-case basis.

                               EXECUTIVE OFFICERS

      Following is certain information regarding the current executive officers of the Company other than William C. Ulland:

      Jon Gerlach, age 38

      Mr. Gerlach was named Chief Financial Officer on August 5, 2003. Previously he served as the Finance Manager for Sappi Limited - Cloquet. Prior to working for Sappi, Mr. Gerlach served in various positions with Potlatch's Minnesota Pulp and Paper Division from 1994 to 2002. His most recent position at Potlatch was the Division Manager of Business Planning. Mr. Gerlach has also worked as a Financial Analyst with Maurices Incorporated and with Ernst & Young LLP in their audit department. Mr. Gerlach earned a Masters in Business Administration from the University of Minnesota - Duluth in 2001 and a Bachelors in Accounting from St. John's University in 1989.

      Claude P. Piguet, age 47

      Mr. Piguet was named Executive Vice President on December 19, 2000. Previously, he was the Company's Vice President of Operations beginning in May 1994. He was the Company's Director of Operations from January 1992 to May 1994. Mr. Piguet joined the Company in 1990 and holds a diploma of Engineer ETS/HTL from the Ecole D'Ingenieurs de l'Etat de Vaud in Switzerland.

      Toshifumi Komatsu, age 50

      Mr. Komatsu has been the Company's Vice President of Technology since September 1993. Previously, he served as the Company's Director of Research and Development for two years. Mr. Komatsu has been with the Company's Research and Development Department for 15 years. His prior experience includes positions in research and development at Alberta Gas Chemicals, a manufacturer of organic acids. He received a B.S. in Chemistry and Mathematics from the College of Saint Scholastica in 1980.

      Robert D. Banks, Jr., age 53

      Mr. Banks has been the Company's Vice President of International Sales since February 1997. Previously, he was the Company's Director of International Sales and Marketing from 1989 to 1997. His prior experience includes positions with Marshall and Ilsley Bank, H & H Exports and the Boy Scouts of America. He received a B.A. in both Economics and Environmental Studies from Northland College in 1976.

      Parnell Thill, age 40

      Mr. Thill has been the Company's Vice President of Marketing since January 2005. Previously, he served as the Company's Marketing Director beginning in 2001. Prior to joining IKONICS, Mr. Thill worked as a marketing executive at The Stanley Works in the Industrial Tools Division. Mr. Thill earned a Masters in Business Administration from St. Thomas University in 2001, a Bachelors in Education from the University of Minnesota - Duluth in 1991, and a Bachelors in English from St. John's University in 1987.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

      The following table sets forth certain information regarding compensation for the fiscal years ended December 31, 2004, 2003 and 2002 provided to the Chief Executive Officer and the other executive officer who received remuneration exceeding $100,000 during 2004 (the "Named Executive Officers"). None of the Company's other executive officers received remuneration exceeding $100,000 in 2004.

                                                               LONG-TERM
                                                             COMPENSATION
                                             ANNUAL             AWARDS
                                          COMPENSATION    -----------------
                                        ----------------  SHARES UNDERLYING      ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR   SALARY    BONUS      OPTIONS(1)      COMPENSATION(2)
--------------------------------  ----  --------  ------  -----------------   ---------------
William C. Ulland,                2004  $155,000  $9,519          0                $8,223
   Chairman, President and Chief  2003   149,000   4,109      6,000                 7,450
   Executive Officer              2002   144,200       0      6,000                 7,210

Claude P. Piguet,                 2004  $105,000  $6,346          0                $5,585
   Executive Vice President       2003   101,900   2,740      3,000                 5,050
                                  2002    97,900       0      3,000                 4,895

---------------
(1) Represents options to purchase Common Stock granted under the Company's 1995 Stock Incentive Plan.

(2) Represents the Company's contribution to its salary deferral plan adopted under Section 401(k) of the Internal Revenue Code.

      The Company did not make any grants of stock options to The Named Executive Officers during fiscal 2004.

                                AGGREGATE OPTION
                          EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

      The purpose of the following table is to report the exercise of stock options by the Named Executive Officers during fiscal 2004 and the value of their unexercised stock options as of December 31, 2004.

                                                     NUMBER OF SHARES             VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                      SHARES                    OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END(1)
                     ACQUIRED        VALUE      --------------------------    ---------------------------
      NAME          ON EXERCISE     REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------   -----------   -----------   -----------   -------------   -----------   -------------
William C. Ulland          -             -         33,450             -       $   118,354             -
Claude P. Piguet       6,300      $ 12,295(2)       7,500         3,000       $    34,492   $    14,633

---------------
(1) Value is based on the difference between the per share closing price of the Company's Common Stock on December 31, 2004 ($7.35) and the exercise price of the options.

(2) Value is based on the difference between the per share closing price of the Company's Common Stock on the date of exercise and the exercise price.

                      EMPLOYMENT CONTRACTS; TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

      The Company does not have any employment or non-competition agreements with any members of its executive management team, but has entered into confidentiality and non-solicitation agreements with such persons. Such agreements provide that the executive will not solicit any other employee of the Company to leave the Company during the executive's employment with the Company and for one year following such employment, will not compete with the Company during the executive's employment and will protect the proprietary information of the Company during and following such executive's employment.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. To the Company's knowledge based solely on a review of copies of forms submitted to the Company during and with respect to fiscal 2003 and on written representations from the Company's directors and executive officers, all required reports were filed on a timely basis during fiscal 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Rondi Erickson, one of the Company's directors, is the Chief Executive Officer and a director of Apprise Technologies, Inc. ("Apprise"). In 2004, the Company exercised previously-issued warrants to purchase shares of Apprise's common stock for an aggregate exercise price of $85,000. As of March 15, 2005, the Company's ownership of Apprise's common and preferred stock represented approximately 4.95% of the outstanding shares of Apprise.

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee has selected McGladrey & Pullen, LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. It is the judgement of the Audit Committee that McGladrey & Pullen, LLP has and will conduct its affairs in an appropriate manner and warranted selection as the Company's independent registered public accounting firm. While it is not required to do so, the Board of Directors is submitting the selection of McGladrey & Pullen, LLP for ratification in order to ascertain the views of the Company's shareholders on this selection. If the selection is not ratified, the Audit Committee will reconsider its selection.

      A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting of Shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                               ADDITIONAL MATTERS

      The Annual Report of the Company for the year ended December 31, 2004, including financial statements, is being mailed with this Proxy Statement.

      Shareholder proposals intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company at its principal executive office no later than December 1, 2005 for inclusion in the Proxy Statement for that meeting. Any other shareholder proposal must be received by the Company at its principal executive office no later than January 31, 2006 in order to be presented at the 2006 Annual Meeting of Shareholders.

      As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, it is intended that the shares of Common Stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

                                         By Order of the Board of Directors,

                                         /s/ Jon Gerlach

                                         Jon Gerlach
                                         Secretary

Dated: March 25, 2005

                              IKONICS CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            THURSDAY, APRIL 28, 2005
                             1:00 P.M., LOCAL TIME

                             THE KITCHI GAMMI CLUB
                             831 E. SUPERIOR STREET
                               DULUTH, MINNESOTA

IKONICS CORPORATION
4832 GRAND AVENUE, DULUTH, MN 55807                                       PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 28, 2005.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint William C. Ulland and Jon Gerlach, and each of them, with full power of substitution, to vote your shares on the matter shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

HOW TO VOTE YOUR PROXY

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to IKONICS Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

                             - Please detach here -

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors:   01 Charles H. Andresen   04 William C. Ulland    [ ] Vote FOR            [ ] Vote WITHHELD
                            02 David O. Harris       05 Rondi C. Erickson        all nominees            from all nominees
                            03 Gerald W. Simonson    06 H. Leigh Severance       (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S)
OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.) [                         ]

2. Ratification of the selection of McGladrey
   & Pullen, LLP as IKONICS Corporation's
   independent registered public accounting
   firm for the year ending December 31, 2005.   [ ] For [ ] Against [ ] Abstain

3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting, or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ] Indicate changes
below:                                            Date _______________, 2005

                                                  [                           ]

                                                  Signature(s) in Box (If there
                                                  are co-owners, each must
                                                  sign.)
                                                  Please sign exactly as your
                                                  name(s) appear on Proxy. If
                                                  held in joint tenancy, all
                                                  persons must sign. Trustees,
                                                  administrators, etc., should
                                                  include title and authority.
                                                  Corporations should provide
                                                  full name of corporation and
                                                  title of authorized officer
                                                  signing the proxy.